JFR
                            Dr. Jean R. Fuselier, Sr.
                               1207 Hampshire Lane
                              Richardson, TX 75808



                         EXCLUSIVE CONSULTING AGREEMENT


     THIS EXCLUSIVE CONSULTING AGREEMENT (this "Agreement") is made and entered into at Richardson, Texas this 3nd day of August, 2007, by and between Dr. Jean
R. Fuselier, Sr., whose primary business address is 1207 Hampshire Lane, Suite 101, Richardson, Texas 75080 (hereinafter referred to as the "Consultant") and Tarpon Industries, Inc., a Michigan corporation whose primary business address is 2420 Wills Street, Marysville, MI 48040 (hereinafter referred to as the "Company").

                              W I T N E S S E T H:

     WHEREAS, Consultant is in the business of providing consulting and financial advisory services with regard to debt and asset management, claims resolution, capital restructuring and cash flows analysis; and

     WHEREAS, the Company desires to retain the services of the Consultant on the terms and conditions provided in this Agreement; and

     WHEREAS, Consultant, understanding and accepting the terms and conditions set forth herein, desires to render such services on such terms and conditions.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties mutually agree as follows:

     1. Engagement.

     (a) The Company hereby retains Consultant as the Company's exclusive Consultant for the Services (hereinafter defined) and Consultant agrees to act as a consultant and provide the Services to the Company. The Company will make available to Consultant all books and records regarding certain claims of creditors (the "Creditors Claims") and the confirmed debt of each Creditor Claim ("Confirmed Debt") for which the Company desires Consultant's Services. Consultant, personally and through delegation to such persons as he deems appropriate, will provide financial services and advice concerning the Creditors Claims, the Confirmed Debt and the Company's capital structure, cash flows and asset and debt management techniques (the "Services"). The Services shall commence upon receipt by the Consultant of the Consulting Fee.

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     (b)  Nothing  herein  shall be  construed  to create  an  employer-employee relationship between the Company and Consultant. Consultant is an independent contractor and not an employee of the Company or any of its subsidiaries or affiliates. The consideration set forth in Section 2 shall be the sole consideration due Consultant for the Services rendered hereunder. It is understood that the Company will not withhold any amounts for payment of taxes from the compensation of Consultant hereunder and Consultant will hold the Company harmless from the same. Consultant will not represent to be or hold himself out as an employee of the Company.

     (c) All information concerning the Creditor Claims and Confirmed Debt and all work product created or produced by Consultant in connection with the provision of the Services hereunder shall be the sole and exclusive property of the Company. Subject to the confidentiality obligations of the parties, the Company agrees that Consultant shall have a limited, nontransferable and royalty free license to use all such information provided to, and work product created hereunder; however, the parties agree that all business methods, know how, investor lists, negotiation strategies, business plans and related processes used by Consultant in the performance of the Services hereunder are the confidential and proprietary information of Consultant, shall remain the sole and exclusive property of Consultant, and that no license thereto is provided to the Company by virtue of Consultant entering into this Agreement.

     (d) In connection with Consultant's due diligence investigation, the Company will provide Consultant full and complete access to Company's books and records, agreements, papers and records, including reasonable access to Company's independent auditors, attorneys, financial advisors or other outside professionals, relating to the financial condition, capital structure, ownership interests and operation of the Company (including customers, vendors and suppliers) as may be reasonably requested by Consultant.

     (e) Consultant has not been engaged to perform, nor will Consultant agree to perform any Services: (i) in connection with any capital-raising transactions, or (ii) which directly or indirectly promote or maintain a market in the Company's securities. Consultant will on a regular basis consult with and keep the Company informed as to Consultant's activities hereunder.

     2. Consulting Fees.

     (a) In consideration for the Services, the Company shall pay to Consultant eight million (8,000,000) shares of common stock of the Company registered on Form S-8 (the "Shares") filed with the Securities and Exchange Commission (the "SEC") (the "Consulting Fee"). The Consulting Fee shall be paid in one lump sum. The Consulting Fee will be paid on the last to occur of the following: (i) the effectiveness of an S-8 registration statement including the Shares, (ii) the affirmative vote of shareholders of the Company approving an amendment to the Articles of Incorporation to increase the Company's authorized common stock and approving the issuance of the Shares and (iii) the listing on the American Stock Exchange of the Shares (collectively the "Issuance Conditions"). The aggregate value of the Consulting Fee shall be determined by multiplying the market value of the Company's publicly traded common stock as of the close of trading on the


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trading  day  immediately  preceding  the date of payment to  Consultant  by the number of Shares.

     3. Term. The initial term ("Term") of the Consultant's Services hereunder shall commence on August 3, 2007, and shall continue in accordance with the terms of this Agreement for a period of thirty-six (36) months from the date of commencement, subject to termination as provided in this Agreement.

     4. Representations and Warranties.

        (a)  The Company.

          (i) Organization. The Company is duly organized, validly existing and in good standing under the laws of the State of Michigan and is qualified to conduct its business as a foreign corporation in each jurisdiction where the failure to be so qualified would not have a material adverse effect on the Company.

          (ii) Authorization of Agreement, Etc. The execution and delivery of this Agreement by the Company and the performance of its obligations hereunder has been duly authorized by all requisite corporate action by the Company and this Agreement has been duly executed by an authorized officer and delivered by the Company. This Agreement, when executed and delivered by the Company and Consultant, constitutes the valid and binding obligation of the Company, subject to satisfaction of the Issuance Conditions, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or other similar laws affecting creditors' rights an remedies generally, and subject as to enforceability to general principles of equity.

          (iii) Shares Validly Issued; No Adverse Claims. All Shares issued by the Company to Consultant hereunder shall be duly authorized, validly issued, fully paid and non-assessable and the Company has or will have undertaken all corporate action necessary to issue such Shares to Consultant subject to satisfaction of the Issuance Conditions. To the knowledge of the executive officers of the Company, there are no adverse claims, actions, liens or any proceeding filed or threatened against the Company that would restrict or otherwise prevent the issuance of the Shares to Consultant or the performance by the Company of its obligations hereunder other than the Issuance Conditions.

          (iv) Shares are Registered and Listed on the AMEX. All Shares issued by the Company to Consultant hereunder shall be free of any restrictive legend, shall not be restricted shares and shall be issued to Consultant under an effective registration statement on Form S-8. Such Shares shall be listed on the American Stock Exchange ("AMEX").

          (v) No Transfer of Interests in Debt. The Company has not sold, transferred or otherwise conveyed to any third party any interest in any of the Creditor Claims or Confirmed Debt obligations that are subject to


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


     Consultant's Services hereunder.

          (vi) No Default. The issuance of the Shares and the performance of its obligations hereunder, will not, either individually or in the aggregate, result in the Company being deemed to be in default under, or in violation of, any provision of any of its financing agreements, promissory notes, mortgages, indentures or any other debt or equity instrument and related agreements entered into by the Company or binding upon any material portion of its assets.

          (vii) SEC Filings. The Company has previously made, and will continue to timely make, all SEC filings as required by the Securities and Exchange Act of 1934 and the rules and regulation of the SEC promulgated thereunder including, but not limited, all filings, if any, required by virtue of the Company entering into this Agreement with, and the issuance of the Shares to, Consultant.


         (b) Consultant.

          (i) Consultant is an individual, properly licensed to conduct his business as currently conducted, both in the State of Texas, and in every other jurisdiction in which in which registration is required in order to perform the Services hereunder.

          (ii) Consultant shall follow, abide by and comply with all federal and state laws, rules and regulations applicable to the performance of the Services hereunder.

     5. Events of Default. The occurrence of any of the following events shall constitute an "Event of Default" hereunder and unless waived by Consultant will result in the immediate termination of this Agreement. An Event of Default shall occur, if, (a) notwithstanding compliance by Consultant with his duties hereunder and if, (b) not withstanding compliance by Fuselier Holding LLC with its duties under a companion agreement of even date herewith: (the "FHLLC Agreement"), the Company:

          (i) applies for or consent to the appointment of a receiver, trustee or liquidator of it or substantially all of its property;

          (ii) makes a general assignment or all or substantially all of its property for the benefit of creditors; or

          (iii) files a voluntary petition in bankruptcy, or a petition or an answer seeking reorganization or any arrangement with creditors or to take advantage of any bankruptcy, reorganization, insolvency, moratorium, marshalling of assets, readjustment of debt, or take any action for the purpose of effecting any of the foregoing.

     6. Remedies upon Default. If an Event of Default occurs and is continuing, all Services by Consultant shall immediately cease and responsibility for the management, negotiation and resolution of any and all outstanding unpaid and


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unsettled Creditor Claims and its associated liabilities shall automatically and immediately revert to the Company.

     7. [OMITTED]

     8. [OMITTED]

     9. Indemnification.

     (a) The Company agrees to indemnify, defend and hold harmless Consultant and its affiliates, including members, partners, employees, agents, representatives and assigns (each, a "Consultant Indemnified Party"), from and against any and all liabilities, judgments, awards, deficiencies, penalties, fines, costs, expenses (including, without limitation, attorneys' and other professional fees and costs), losses and other damages of any kind resulting from any "Consultant Covered Claim" (as defined below), except to the extent expressly prohibited by applicable law. For purposes thereof, the term "Consultant Covered Claim" shall mean any suit, arbitration, action, audit, hearing, proceeding, investigation or claim of any kind that may be asserted against or otherwise involve (whether by subpoena, as a witness or otherwise) a Consultant Indemnified Party relating in any way to :

          (i) any breach of or violation of any applicable law, rule or regulation or of any provision of this Agreement by the Company; and

          (ii) any untrue or alleged untrue statement of a material fact contained in a registration statement and prospectus relating to the Registrable Securities, including any form of prospectus or in any pre-effective or post effective amendment or supplement thereto, or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading other than based on information provided by the Consultant.

     (b) The Consultant agrees to indemnify, defend and hold harmless the Company, its parent and subsidiary entities, and their respective officers, directors, employees, agents and representatives (each, and "Company Indemnified Party"), from and against any and all liabilities, judgments, awards, deficiencies, penalties, fines, costs, expenses (including, without limitation, attorneys' and other professional fees and costs), losses and other damages of any kind resulting from any "Company Covered Claim" (as defined below), except to the extent expressly prohibited by applicable law. For purposes thereof, the term "Company Covered Claim" shall mean any suit, arbitration, action, audit, hearing, proceeding, investigation or claim of any kind that may be asserted against or otherwise involve (whether by subpoena, as a witness or otherwise) a Company Indemnified Party relating in any way to:

          (i) any breach of or violation of any applicable law, rule or regulation or of any provision of this Agreement by the Consultant, or any false or misleading information provided by the Consultant for inclusion in theS-8 registration statement;


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          (ii) The Consultant's Services hereunder; and

          (iii) any breach by Fuselier Holding LLC of its duties under the FHLLC Agreement.

     10. Confidentiality. The parties hereto have entered into that certain Mutual Non-Disclosure and Confidentiality Agreement, dated as of June 14, 2007 (the "Confidentiality Agreement"). Each party hereto acknowledges and agrees that this Agreement, and the terms and conditions contained herein, constitute "Information" (as defined in the Confidentiality Agreement) and shall be subject to and afforded the protections set forth in such Confidentiality Agreement as if the entire terms and conditions of such Confidentiality Agreement were set forth herein.

     11. Binding Agreement. This Agreement constitutes the entire Agreement and understanding between the parties and shall not be modified, altered, changed or amended in any respect unless in writing and signed by both parties.

     12. Press Releases. The Consultant may, from time to time, notify the Company that the Consultant desires to issue a press release about the Services, which shall be accompanied by a draft of the proposed press release. The issuance of such press release shall be subject to the prior approval of the Company and its counsel, which shall base their determination on accuracy, the need for confidentiality and the business interests of the Company.

     13. Severability. In the event that any of the provisions of this Agreement are held to be invalid or unenforceable in whole or in part, those provisions to the extent enforceable and all other provisions shall nevertheless continue to valid and enforceable as though the invalid or unenforceable parts had not been included in this Agreement.

     14. Notices. Except as otherwise provided herein, any statement, notice, or other communication that the Company or the Consultant may desire or be required to give to the other shall be deemed sufficiently given or rendered if hand delivered or if sent by registered or certified mail, return receipt requested, or by facsimile transmission, addressed at the addresses hereinafter given or at such other addresses as the other party shall designate from time to time by prior written notice, and such notice shall be effective when the same is received or mailed as herein provided.

         Company:          Tarpon Industries, Inc.
                           2420 Wills Street
                           Marysville, MI 48040
                           (810) 364-7421 (phone)
                           (810) 364-5610 (fax)
                           Attention: James W. Bradshaw, CEO


         With a copy to:   Stuart M. Sieger, Esq.


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                           Ruskin Moscou Faltischek, P.C.
                           East Tower, 15th Floor
                           1425 RexCorp Plaza
                           Uniondale, New York, 11556-1425
                           (516) 663-6546 (phone)
                           (516) 663-6746 (fax)

         Consultant:       Dr. Jean Fuselier
                           1201 Hampshire Lane, Suite 101
                           Richardson, TX  75080
                           (866) 713-9815 (phone)
                           (866) 713-7288 (fax)

         With a copy to:   Christopher A. Jiongo, Esq.
                           Traveland & Jiongo, LLC
                           P.O. Box 865057
                           Plano, TX 76086
                           (972) 951-3675 (phone)
                           (972) 554-4422 (fax)

     Each party may change its address for receipt of notices under this Agreement from time to time by giving written notice of such change in the manner provided above.

     15. Counterparts; Facsimile or Electronic Signatures. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument. This Agreement and any amendments, addenda or supplements hereto by be executed via exchange of facsimile signatures or pdf files containing one or more electronic signatures and such facsimile signatures or pdf files with electronic signatures shall have the same force and effect as original signatures for all purposes.

     16. Waiver. No term or condition of this Agreement shall be deemed to have been waived, nor shall there be an estoppel against the enforcement of any provision of this Agreement, except by written instrument of the party charged with such waiver or estoppel. Neither the failure nor any delay on the part of either party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence.

     17. Headings. The headings of Sections and paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this Agreement.

     18. Governing Law and Venue. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REGARD TO


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ITS  PRINCIPLES  CONCERNING  CONFLICTS  OF LAWS.  AS A  MATERIAL  INDUCEMENT  TO
CONSULTANT TO ENTER INTO THIS AGREEMENT, COMPANY IRREVOCABLY AGREES AND CONSENTS THAT VENUE FOR ANY ACTION OR SUIT BROUGHT HEREUNDER OR IN CONNECTION HEREWITH, OR RELATING HERETO, SHALL LIE WITH THE FEDERAL AND STATE COURTS LOCATED WITHIN KANSAS CITY, MISSOURI TO THE MAXIMIM EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO IRREVOCABLY CONSENT AND AGREE THAT THEY SHALL WAIVE ALL RIGHT TO TRIAL BY JURY IN CONNECTION WITH ANY CLAIM, ACTION OR PROCEEDING ARISING UNDER OR RELATING TO THIS AGREEMENT.

     19. No Third Party Beneficiaries. Each of Company and the Consultant agree that there are no third party beneficiaries of this Agreement and that no third party shall have any interest in this Agreement or the right to enforce any of the terms and provisions herein.

     20. Contract Terms to be Exclusive. This Agreement contains the sole and entire agreement between the parties and shall supersede any and all other agreements between the parties. The parties acknowledge and agree that neither of them has made any representation with respect to the subject matter of this Agreement or any other agreement executed between them or any representations inducing the execution and delivery hereof or any other agreement executed between them except such representations as are specifically set forth herein and each of the parties hereto acknowledges that it has relied on its own judgment in entering into the same. The parties hereto further acknowledge that any statements or representations that may have heretofore been made by either of them to the other are void and of no effect and that neither of them has relied thereon in connection with its dealings with the other.



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     IN WITNESS  WHEREOF,  the parties  have caused  this  Agreement  to be duly executed as of the date first above written.



COMPANY:                                    CONSULTANT:

TARPON INDUSTRIES, INC.

By: /s/ James W. Bradshaw                  /s/ Dr. Jean R. Fuselier, Sr.
   ________________________________      ___________________________________
Name:   James W. Bradshaw                      Dr. Jean R. Fuselier, Sr.
Title:  CEO


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